Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of Summit Environmental Corporation, Inc. (the “Company”) on Form 10-KSB for the fiscal year ended December 31, 2006 (the “Report”), I, Don Jordan, Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 7, 2007
/s/ Don Jordan
Don Jordan Chief Financial Officer

The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350) and is not being filed as part of the Form 10-KSB or as a separate disclosure document.